Per Share Amounts	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Per Share Amounts

13. PER SHARE AMOUNTS

A) Net Earnings (Loss) Per Share — Basic and Diluted

For the years ended December 31,	2019	2018	2017
Earnings (Loss) From:
Continuing Operations	2,194	(2,916)	2,268
Discontinued Operations	-	247	1,098
Net Earnings (Loss)	2,194	(2,669)	3,366

Basic – Weighted Average Number of Shares (millions)	1,228.8	1,228.8	1,102.5
Dilutive Effect of Cenovus NSRs	0.6	0.4	-
Diluted – Weighted Average Number of Shares	1,229.4	1,229.2	1,102.5

Basic and Diluted Earnings (Loss) Per Share From: ($)
Continuing Operations	1.78	(2.37)	2.06
Discontinued Operations	-	0.20	0.99
Net Earnings (Loss) Per Share	1.78	(2.17)	3.05

As at December 31, 2019, 32 million NSRs (2018 – 34 million; 2017 – 43 million) and no TSARs (2018 – nil; 2017 – 81 thousand) were excluded from the diluted weighted average number of shares as their effect would have been anti-dilutive or their exercise prices exceed the market price of Cenovus’s common shares. These instruments could potentially dilute earnings per share in the future. For further information on the Company’s stock-based compensation plans, see Note 32.

B) Dividends Per Share

For the year ended December 31, 2019, the Company paid dividends of $260 million or $0.2125 per share, all of which were paid in cash (2018 – $245 million or $0.20 per share; 2017 – $225 million or $0.20 per share). The Cenovus Board of Directors declared a first quarter dividend of $0.0625 per share, payable on March 31, 2020, to common shareholders of record as of March 13, 2020.